FCF SA-1
FCF SAA-1
                        SUPPLEMENT DATED JUNE 15, 2005
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                        FRANKLIN CUSTODIAN FUNDS, INC.
     (Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund,
      Franklin Utilities Fund, Franklin U.S. Government Securities Fund)
                             dated February 1, 2005

The Statement of Additional Information is amended as follows:

To reflect the new management fee waiver for the Franklin Income Fund approved by the Board of Directors on May 11, 2005, the information under "Management and Other Services - Management fees" is amended by adding the following paragraph after the bullets setting forth the monthly rate of management fees each Fund pays the manager:

 In addition, for the Income Fund, the investment advisor agreed to voluntarily reduce the management fees that it otherwise is entitled to receive under the agreement for assets over $35 billion until further review. As a result of this reduction, management fees on assets over $35 billion up to $50 billion will be equal to a monthly rate of 37/1250 of 1% (which, on an annual basis is equivalent to 0.355%) of the average net assets of the Fund. Management fees on assets over $50 billion will be equal to a monthly rate of 73/2500 of 1% (which, on an annual basis is equivalent to 0.35%) of the average net assets of the Fund.

               Please keep this supplement for future reference.